UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2018

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2018, the Compensation and Management Resources Committee (the “Compensation Committee”) of the Board of Directors of Foot Locker, Inc. (the “Company”) granted special one-time Accelerate Future Growth (“AFG”) awards under the Foot Locker 2007 Stock Incentive Plan, as amended and restated, which are designed to expedite the transformation necessary to accelerate the Company’s long-term growth. The AFG awards were granted to each of the executives who were included as named executive officers (“NEOs”) in the Company’s 2018 proxy statement, as well as certain other officers and key employees of the Company and its subsidiaries, in the form attached hereto as Exhibit 10.1.

The AFG awards are comprised of performance-based restricted stock units (“PBRSUs”), or a combination of PBRSUs and time-based restricted stock units (“RSUs”). The performance metrics applicable to the PBRSUs are based on a combination of the Company’s total revenue growth, direct-to- customer revenue growth, and EBIT margin over the three-year performance period of 2018-20.

For Richard A. Johnson, Chairman and Chief Executive Officer, 100% of the AFG award is PBRSUs; for all other executives, 75% of the AFG award is PBRSUs and 25% is RSUs. The total target values of the AFG awards are as follows: Richard A. Johnson, $5,000,000; Lauren B. Peters, $1,000,000; Stephen D. Jacobs, $1,500,000; Lewis P. Kimble, $1,000,000; and Pawan Verma, $750,000.

The percentage of achievement of the performance goals at the end of the performance period will be applied to the target number of PBRSUs granted to the executive to determine the actual number of PBRSUs that may be earned. The percentage of the target number of PBRSUs that may be earned at threshold is 25%, and at maximum is 200% for each executive. If the threshold performance goals are not met, no PBRSUs will be earned or paid. The value of the RSUs and PBRSUs received by an executive will depend upon the Company’s stock price on the payment date.

The RSUs and any earned PBRSUs will vest on March 24, 2021, provided the executive remains employed by the Company until the vesting date. No dividends will be paid or accrued on these awards.

This summary of the AFG awards is qualified in its entirety by reference to the Form of Accelerate Future Growth Award Agreement, which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Accelerate Future Growth Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: April 18, 2018	By:	/s/ Paulette Alviti
		Name:	Paulette Alviti
		Title:	Senior Vice President and
Chief Human Resources Officer